Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash and cash equivalents	$ 148,928	$ 113,714	$ 178,986
Restricted cash – current portion	6,912	5,600	7,238
Restricted cash – non-current portion	40,031	47,177	32,661
Total cash, cash equivalents and restricted cash	$ 195,871	$ 166,491	$ 218,885